FIRST AMENDMENT TO CREDIT AGREEMENT

             THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of June 27, 2001, is by and among F.Y.I. INCORPORATED, a Delaware corporation (“F.Y.I”), BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and the Lenders under the Credit Agreement (as hereinafter defined) which are signatories hereto.

R E C I T A L S:

             A.         F.Y.I., the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of April 3, 2001 (the “Credit Agreement”).

             B.          F.Y.I. has requested, and the Administrative Agent and the Lenders which are signatories hereto (which Lenders constitute Required Lenders) have agreed, to amend the Credit Agreement, subject to the terms and conditions contained herein.

             NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1.

Definitions

             Section 1.1       Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

ARTICLE 2.

Amendments and Consent

             Section 2.1       Amendments to Section 1.1.

             (a)         The following defined terms contained in Section 1.1 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

             “Master Guaranty” means a guaranty of the Domestic Subsidiaries of F.Y.I. (other than MMS Securities, Inc.) in favor of the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, in substantially the form of Exhibit H, as the same may be modified pursuant to one or more Joinder Agreements and as the same may otherwise be modified from time to time.

             (b)        The following new defined terms are hereby added to Section 1.1 of the Credit Agreement, which defined terms shall read in their entirety as follows:

             “MMS Securities, Inc.” means MMS Securities, Inc., a Michigan corporation.

             Section 2.2       Amendment to Section 5.2.  Section 5.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             Section 5.2       Guaranties.  Each Domestic Subsidiary of F.Y.I. in existence on the Closing Date (other than MMS Securities, Inc.) shall guarantee the payment and performance of the Obligations pursuant to the Master Guaranty.

             Section 2.3       Amendment to Section 9.1.  Section 9.1(e) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             (e)         Intercompany Debt between or among F.Y.I. and any of its Wholly-Owned Subsidiaries incurred in the ordinary course of business, subject to the requirement that any and all of the Debt permitted pursuant to this Section 9.1(e) shall be unsecured, shall be evidenced by instruments satisfactory to the Administrative Agent which will be pledged to the Administrative Agent for the benefit of the Administrative Agent and the Lenders and shall be subordinated to the Obligations pursuant to a subordination agreement in form and substance satisfactory to the Administrative Agent (the foregoing being referred to as "Intercompany Debt"); provided also that the aggregate sum of Intercompany Debt loaned by F.Y.I. or any of its Subsidiaries to MMS Securities, Inc. (to the extent permitted by this Section 9.1(e)) plus other Investments made by F.Y.I. or any of its Subsidiaries in MMS Securities, Inc. (to the extent permitted by Section 9.5(g)) shall not exceed $1,000,000; provided also that the aggregate sum of (i) the outstanding principal amount of the loans, advances and other extensions of credit made to Foreign Subsidiaries by F.Y.I. and its Domestic Subsidiaries plus (ii) the Investments by F.Y.I. in any Foreign Subsidiary (collectively, the "Foreign Debt and Investment") shall not at any time exceed an amount equal to the product of the book value of the total assets of F.Y.I. and its Subsidiaries, on a consolidated basis in accordance with GAAP, multiplied by 5% (such product herein the "Maximum Foreign Amount").

             Section 2.4       Amendment to Section 9.5.  Section 9.5(g) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

             (g)        (i) Investments by F.Y.I. and its Subsidiaries in its Subsidiaries existing on the Closing Date, (ii) any Investments of F.Y.I. in its Subsidiaries which represent amounts invested in such Subsidiary to enable such Subsidiary (A) to pay all or a portion of the purchase consideration for a Permitted Acquisition, (B) to make Permitted Capital Expenditures, (C) to retire any Existing Debt, or (D) to retire any Debt assumed in connection with a Permitted Acquisition, and (iii) Investments by F.Y.I. in Wholly-Owned Subsidiaries of F.Y.I.; provided, that the Foreign Debt and Investments shall not at any time exceed an amount equal to the Maximum Foreign Amount; provided also that the aggregate sum of Intercompany Debt loaned by F.Y.I. or any of its Subsidiaries to MMS Securities, Inc. (to the extent permitted by Section 9.1(e)) plus other Investments made by F.Y.I. or any of its Subsidiaries in MMS Securities, Inc. (to the extent permitted by this Section 9.5(g)) shall not exceed $1,000,000.

             Section 2.5       Conditional Consent.  F.Y.I. has, pursuant to a letter dated June 21, 2001 from Barry L. Edwards, Executive Vice President and Chief Financial Officer of F.Y.I., to Todd M. Burns, Senior Vice President of the Administrative Agent (the “Asset Disposition Letter”) informed the Administrative Agent and the Lenders that it intends to dispose of the assets and/or stock of the Subsidiaries listed on Schedule 1 hereto (each an “Asset Disposition” and collectively the “Asset Dispositions”), which Asset Dispositions would exceed the $250,000 annual cap on Net Proceeds from asset dispositions to unaffiliated entities set forth in Section 9.8(b) of the Credit Agreement (the “Asset Disposition Covenant”).  In connection therewith, F.Y.I. has requested that the Administrative Agent and the Required Lenders consent to the Asset Dispositions and that the Administrative Agent release any Subsidiaries listed on Schedule 1 hereto whose stock has been sold and/or who have been dissolved (the “Released Subsidiaries”) from the Master Guaranty and from the Security Agreements (if and to the extent that the Released Subsidiaries are party to any of the Security Agreements).  Subject to the satisfaction of the conditions set forth in the proviso at the end of this Section 2.5 and the conditions set forth in Section 3.1 below, the Administrative Agent and the undersigned Lenders (which Lenders constitute Required Lenders) hereby consent to the Asset Dispositions and, concurrently with the consummation (if any) of the Asset Dispositions, the Administrative Agent agrees to release the Released Subsidiaries from the Security Documents to which such Subsidiaries are parties (the “Releases”); provided, however, that the consent to the Asset Dispositions and the Releases are subject to the satisfaction of the condition precedents that (i) the Asset Dispositions shall be consummated on or before  August 30, 2001 and (ii) the aggregate value of assets and stock disposed of in connection with the Asset Dispositions shall not exceed $80,000,000.

ARTICLE 3.

Miscellaneous

             Section 3.1       Conditions to Effectiveness.  This Amendment shall be effective upon the execution hereof by F.Y.I., the Administrative Agent and the Required Lenders and the satisfaction of the following conditions precedent:

             (a)         Reaffirmation of Master Guaranty Agreement.  The parties to the Master Guaranty Agreement shall have executed and delivered to the Administrative Agent the Reaffirmation of Master Guaranty attached hereto.

             (b)        Asset Disposition Documents.  F.Y.I. shall have delivered to the Administrative Agent such documents as the Administrative Agent may reasonably require to evidence the sale of the stock or the dissolution of the Released Subsidiaries.

             (c)         Payment of Fees and Expenses.  F.Y.I. shall have paid all fees and expenses of or incurred by the Administrative Agent and its counsel to the extent billed on or before the date hereof and payable pursuant to this Amendment.

             (d)        Additional Information.  Such additional agreements, documents, instruments and information as the Administrative Agent or its legal counsel may reasonably request to effect the transactions contemplated hereby.

             Section 3.2       Agreement Relating to the Leased Properties.  Subject to the terms and conditions hereof, each of the undersigned Lenders hereby agrees that the failure of F.Y.I. to deliver an executed Mortgage to the Administrative Agent relating to the leased property of F.Y.I. and its Subsidiaries listed on Schedule 1.1(a) to the Credit Agreement (the “Leased Properties”) prior to such time as the Funded Debt to EBITDA Ratio exceeds 2.50 to 1.00 for two consecutive fiscal quarters of F.Y.I. (the “Lien Attachment Date”), will not result in an Event of Default under the Agreement; provided that (a) prior to the Lien Attachment Date, F.Y.I. will deliver to the Administative Agent executed Mortgages relating to the Leased Properties, in form and substance reasonably satisfactory to the Administrative Agent, within 45 days of request for such Mortgages by the Administrative Agent or Required Lenders, and (b) F.Y.I. will deliver to the Administative Agent executed Mortgages relating to the Leased Properties, in form and substance reasonably satisfactory to the Administrative Agent, within 45 days of the Lien Attachment Date.

             Section 3.3       Limited Nature of Consent.  The consent set forth in Section 2.5 of this Amendment shall not be deemed a consent to the departure from or waiver of (a) the Asset Disposition Covenant for any purpose other than to permit the Asset Dispositions or (b) any other covenant or condition in any Loan Document or (c) any Event of Default that otherwise may arises as a result of the Asset Disposition.

             Section 3.4       Representations and Warranties.  F.Y.I. hereby represents and warrants to the Administration Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of each of the Loan Parties party thereto and will not violate the articles of incorporation or bylaws of any Loan Party, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date), (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (d) F.Y.I. is in full compliance with all covenants and agreements contained the Credit Agreement, as amended hereby, and the other Loan Documents.

             Section 3.5       Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administration Agent or any Lender shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

             Section 3.6       Ratifications.  Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. F.Y.I., the Administrative Agent and the Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

             Section 3.7       Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements or documents now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

             Section 3.8       Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

             Section 3.9       Applicable Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

             Section 3.10     Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of F.Y.I., the Administrative Agent and the Lenders and their respective successors and permitted assigns, except F.Y.I. may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Required Lenders.

             Section 3.11     Counterparts.  This Amendment may be executed in one or more Counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

             Section 3.12     Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

             Section 3.13     ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

             IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first written above.

F.Y.I. INCORPORATED

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards

Title:	Executive Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne M. Paul

Name:	Suzanne M. Paul

Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Steven A. MacKenzie

Name:	Steven A. MacKenzie

Title:	Vice President

SUNTRUST BANK, as syndication agent and as a Lender

By:	/s/ Daniel S. Komitor

Name:	Daniel S. Komitor

Title:	Vice President

WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION, as documentation agent and as a Lender

By:	/s/ Zach Johnson

Name:	Zach Johnson

Title:	Vice President

BANK ONE, NA, as a Lender

By:	/s/ Thomas R. Freas

Name:	Thomas R. Freas

Title:	Authorized Signatory

BNP PARIBAS, as a Lender

By:	/s/ Jeff Tebeaux

Name:	Jeff Tebeaux

Title:	Associate

By:	/s/ Henry F. Setina

Name:	Henry F. Setina

Title:	Vice President

FIRST UNION NATIONAL BANK, as a Lender

By:	/s/ Nicholas A.J. Hahn

Name:	Nicholas A.J. Hahn

Title:	AVP

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ F.C.H. Ashby

Name:	F.C.H. Ashby

Title:	Senior Manager Loan Operations

THE CHASE MANHATTAN BANK, as a Lender

By:	/s/ Michael D.S. Kerner

Name:	Michael D.S. Kerner

Title:	Vice President

WACHOVIA BANK, N.A., as a Lender

By:	/s/ Bradford L. Watkins

Name:	Bradford L. Watkins

Title:	Vice President

WASHINGTON MUTUAL BANK, as a Lender

By:	/s/ Bruce Kendrex

Name:	Bruce Kendrex

Title:	Vice President

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Paul Howell

Name:	Paul Howell

Title:	Vice President

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ William C. Beiler

Name:	William C. Beiler

Title:	Executive Vice President Chief Credit Officer

REAFFIRMATION OF MASTER GUARANTY AGREEMENT

             Reference is made to that certain Credit Agreement dated as of April 3, 2001 among F.Y.I. Incorporated (“F.Y.I.”), Bank of America, N.A., as administrative agent (the “Administrative Agent”), and the Lenders party thereto (as amended, the “Credit Agreement”) and that certain First Amendment to Credit Agreement dated as of June 27, 2001 among F.Y.I., the Administrative Agent and the Lenders (the “First Amendment”).  Each of the undersigned parties (individually a “Guarantor” and collectively the “Guarantors”) hereby (a) consents to the terms of the First Amendment; (b) agrees that the Master Guaranty Agreement dated as of April 3, 2001 executed by the Guarantors (the “Master Guaranty Agreement”) is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations; and (c) agrees that (i) the Master Guaranty Agreement is not released, diminished or impaired in any way by the transactions contemplated by the First Amendment, including, without limitation, the Asset Dispositions described in Section 2.5 of the First Amendment and the exclusion of MMS Securities, Inc. from the guarantee requirement contained in Section 5.2 of the Credit Agreement, (ii) the representations and warranties of such Guarantor in the Master Guaranty Agreement remain true and correct as if made on the date hereof and (iii) the Master Guaranty Agreement is hereby ratified and confirmed in all respects; provided that, with respect to the Guarantors whose capital stock is to be sold or who will be dissolved in connection with the Asset Dispositions (as such term is defined in the First Amendment), such Guarantors will be released by the Administrative Agent from their obligations under the Master Guaranty Agreement and the other Loan Documents concurrently with or immediately after such capital stock sale or dissolution.

             Unless otherwise defined herein, each capitalized term used in this Reaffirmation of Master Guaranty Agreement has the meaning given to such term in the Credit Agreement, as amended by the First Amendment.

             This Reaffirmation of Master Guaranty Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, but in making proof of this Reaffirmation of Master Guaranty Agreement, it shall not be necessary to account for more than one such counterpart.

             IN WITNESS WHEREOF, the undersigned parties have duly executed this Reaffirmation of Master Guaranty Agreement effective as of the date of the First Amendment.

GUARANTORS:
ADVANCED DIGITAL GRAPHICS, INC.
AMERICAN ECONOMICS GROUP ACQUISITION CORP.
AMERICAN ECONOMICS GROUP, INC.
APS SERVICES ACQUISITION CORP.
ASSOCIATE RECORD TECHNICIAN SERVICES ACQUISITION CORP.
B&B (BALTIMORE-WASHINGTON) ACQUISITION CORP.
BANKNOTE PRINTING COMPANY
CALIFORNIA MEDICAL RECORD SERVICE ACQUISITION CORP.
CH ACQUISITION CORP.
COPY RIGHT ACQUISITION CORP.
COPY RIGHT, INC.
CREATIVE MAILINGS, INC.
DATA ENTRY & INFORMATIONAL SERVICES ACQUISITION CORP.
DATA ENTRY & INFORMATIONAL SERVICES, INC.
DELIVEREX ACQUISITION CORP.
DISC ACQUISITION CORP.
DOCTEX ACQUISITION CORP.
DPAS ACQUISITION CORP.
EAGLE LEGAL SERVICES ACQUISITION CORP.
ECONOMIC RESEARCH SERVICES, INC.
EXIGENT COMPUTER GROUP ACQUISITION CORP.
EXIGENT COMPUTER GROUP, INC.
F.Y.I. CORPORATE ACQUISITION CORP.
F.Y.I. DIRECT INC.
FYIDOCS.COM INC.
F.Y.I.ETRIEVE INCORPORATED
F.Y.I. GOVERNMENT SERVICES INC.
F.Y.I. HEALTHSERVE INCORPORATED
F.Y.I. IMAGE INC.
F.Y.I. INPUT INC.
F.Y.I. INTEGRATED SOLUTIONS INC.
F.Y.I. INVESTMENTS HOLDING, INC.
F.Y.I. LEGAL INCORPORATED
F.Y.I. LEGALSERVE INCORPORATED
F.Y.I. MANAGEMENT, INC.
F.Y.I. PRINT INC.
F.Y.I. RADIOLOGY, INC.
F.Y.I. RECORDS INC.
F.Y.I. STORAGE INC.
GLOBAL DIRECT ACQUISITION CORP.
GLOBAL DIRECT, INC.
HEALTHSERVE V.C. CORP.
IMAGENT ACQUISITION CORP.
IMC MANAGEMENT, INC.
INFORMATION MANAGEMENT SERVICES ACQUISITION CORP.
INFORMATION MANAGEMENT SERVICES, INC.
INPUT MANAGEMENT, INC.
LEXICODE ACQUISITION CORP.
LEXICODE CORPORATION
LIFO MANAGEMENT, INC.
MAILING & MARKETING ACQUISITION CORP.
MAILING & MARKETING, INC.
MANAGED CARE PROFESSIONALS ACQUISITION CORP.
MANAGED CARE PROFESSIONALS, INC.
MAVRICC MANAGEMENT SYSTEMS, INC.
MICRO PUBLICATION SYSTEMS, INC.
MICROFILM DISTRIBUTION SERVICES, INC.
MICROFILMING SERVICES, INC.
MICROMEDIA OF NEW ENGLAND ACQUISITION CORP.
MICROMEDIA OF NEW ENGLAND, INC.
MMS ESCROW AND TRANSFER AGENCY, INC.
NBDE ACQUISITION CORP.
NEWPORT BEACH DATA ENTRY, INC.
NEWPORT BEACH DATA ENTRY, LLC
PENINSULA RECORD MANAGEMENT, INC.
PERMANENT RECORDS MANAGEMENT, INC.
PINNACLE MANAGEMENT, INC.
PMI IMAGING SYSTEMS ACQUISITION CORP.
PMI IMAGING SYSTEMS, INC.
PREMIER ACQUISITION CORP.
QCS INET ACQUISITION CORP.
QUALITY COPY ACQUISITION CORP.
QUALITY DATA CONVERSIONS, INC.
RAC (CALIFORNIA) ACQUISITION CORP.
RECORDEX ACQUISITION CORP.
RESEARCHERS ACQUISITION CORP.
RTI LASER PRINT SERVICES ACQUISITION CORP.
RUST CONSULTING ACQUISITION CORP.
RUST CONSULTING, INC.
STAT HEALTHCARE CONSULTANTS ACQUISITION CORP.
STAT HEALTHCARE CONSULTANTS, INC.
SYNERGEN, LLC
TAPS ACQUISITION CORP.
T.C.H. GROUP, INC.
TCH MAILHOUSE, INC.
THE RUST CONSULTING GROUP, INC.
ZIA INFORMATION ANALYSIS GROUP, INC.

By:	/s/ Barry L. Edwards

Barry L. Edwards, Authorized Officer for each of the Original Guarantors

F.Y.I. DISCOVERY SERVICES INCORPORATED

By:	/s/ William Gregerson

Name:	William Gregerson
Title:	Vice President

F.Y.I. INVESTMENTS, INC.
By:	/s/ Ron Zazworsky

Name:	Ron Zazworsky
Title:	President

F.Y.I. MANAGEMENT, L.P.
By:	F.Y.I. Management, Inc., its general partner
	By:	/s/ Barry L. Edwards

	Name:	Barry L. Edwards
	Title:	Vice President

IMC, L.P.
By: IMC Management, Inc., its general partner

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards
Title:	Vice President

INPUT OF TEXAS, L.P.
By: Input Management, Inc., its general partner

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards
Title:	Vice President

LIFO SYSTEMS, L.P.
By: LIFO Management, Inc., its general partner

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards
Title:	Vice President

PERMANENT RECORDS, L.P.
By: Permanent Records Management, Inc., its general partner

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards
Title:	Vice President

PINNACLE LEGAL MANAGEMENT LIMITED PARTNERSHIP
By: Pinnacle Management, Inc., its general partner

By:	/s/ Barry L. Edwards

Name:	Barry L. Edwards
Title:	Vice President

Address for Notices to each of the Guarantors:
3232 McKinney Avenue, Suite 900
Dallas, Texas 75204
Attn: Barry L. Edwards

SCHEDULE 1
TO
FIRST AMENDMENT TO CREDIT AGREEMENT

ASSET DISPOSITIONS

PMI Imaging Systems, Inc. by PMI Imaging Systems Acquisition Corp.
F.Y.I. Discovery Services Incorporated
Eagle Legal Services Acquisition Corp.
Researchers Acquisition Corp.
The Rust Consulting Group, Inc.
Pinnacle Legal Management Limited Partnership
MAVRICC Management Systems, Inc.
MMS Escrow and Transfer Agency, Inc.
MMS Securities, Inc.
Advanced Digital Graphics, Inc.
T.C.H. Group, Inc.
TCH Mailhouse, Inc.

CH Acquisition Corp.